Innovator Deepwater Frontier Tech ETF
Schedule of Investments
January 31, 2025 (Unaudited)

COMMON STOCKS - 96.6%	Shares	Value
Aerospace/Defense - 3.1%
AeroVironment, Inc. (a)(b)	13,446	$2,422,297

Banks - 3.4%
NU Holdings Ltd./Cayman Islands - Class A (a)	196,445	2,600,932

Commercial Services - 9.2%
Adyen NV (a)(c)	1,432	2,332,320
Block, Inc. (a)	25,003	2,270,772
Shift4 Payments, Inc. - Class A (a)(b)	20,700	2,480,895
		7,083,987

Computers - 2.5%
Asia Vital Components Co. Ltd.	109,000	1,928,349

Electronics - 3.6%
Celestica, Inc. (a)(b)	22,309	2,754,492

Internet - 12.3%
MercadoLibre, Inc. (a)	1,237	2,377,749
Reddit, Inc. - Class A (a)(b)	21,204	4,231,258
Robinhood Markets, Inc. - Class A (a)	54,051	2,807,950
		9,416,957

Machinery-Construction & Mining - 2.5%
Vertiv Holdings Co. - Class A	16,781	1,963,713

Mining - 2.7%
Cameco Corp.	42,503	2,101,348

Miscellaneous Manufacturing - 3.3%
Axon Enterprise, Inc. (a)(b)	3,901	2,544,154

Semiconductors - 26.2%(d)
ASML Holding NV	4,784	3,586,697
Astera Labs, Inc. (a)	27,348	2,773,634
Lam Research Corp.	28,280	2,292,094
Marvell Technology, Inc.	18,862	2,128,765
Micron Technology, Inc. (b)	35,854	3,271,319
Onto Innovation, Inc. (a)	11,326	2,319,112
SK Hynix, Inc.	27,230	3,733,115
		20,104,736

Software - 21.9%
Confluent, Inc. - Class A (a)	76,122	2,259,301
Global-e Online Ltd. (a)	41,718	2,498,491
HubSpot, Inc. (a)	3,126	2,436,811
MongoDB, Inc. (a)	8,913	2,436,101
Nutanix, Inc. - Class A (a)	35,263	2,424,860
Snowflake, Inc. - Class A (a)	13,801	2,505,020
Take-Two Interactive Software, Inc. (a)	12,061	2,237,436
		16,798,020

Telecommunications - 5.9%
Arista Networks, Inc. (a)	19,015	2,191,098
Ciena Corp. (a)	26,758	2,331,692
		4,522,790
TOTAL COMMON STOCKS (Cost $54,501,362)		74,241,775

PREFERRED STOCKS - 2.9%	Shares	Value
Auto Manufacturers - 2.9%
Dr Ing hc F Porsche AG (c)	34,815	2,226,253
TOTAL PREFERRED STOCKS (Cost $2,686,329)		2,226,253

SHORT-TERM INVESTMENTS - 17.5%		Value
Investments Purchased with Proceeds from Securities Lending - 17.5%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.49% (e)	13,421,483	13,421,483
TOTAL SHORT-TERM INVESTMENTS (Cost $13,421,483)		13,421,483

TOTAL INVESTMENTS - 117.0% (Cost $70,609,174)		89,889,511
Money Market Deposit Account - 0.4% (f)		309,863
Liabilities in Excess of Other Assets - (17.4)%		(13,370,455)
TOTAL NET ASSETS - 100.0%		$76,828,919
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of January 31, 2025. The total market value of these securities was $13,409,498 which represented 17.5% of net assets.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of January 31, 2025, the value of these securities total $4,558,573 or 5.9% of the Fund’s net assets.

(d)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(e)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.
(f)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of January 31, 2025 was 4.20%.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Innovator Deepwater Frontier Tech ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$74,241,775	$–	$–	$74,241,775
Preferred Stocks	2,226,253	–	–	2,226,253
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	13,421,483
Total Investments	$76,468,029	$–	$–	$89,889,511

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $13,421,483 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings as of January 31, 2025
(% of Net Assets)

Common Stocks	$74,241,775	96.6%
Preferred Stocks	2,226,253	2.9
Investments Purchased with Proceeds from Securities Lending	13,421,483	17.5
Money Market Deposit Account	309,863	0.4
Liabilities in Excess of Other Assets	(13,370,455)	(17.4)
	$76,828,919	100.0%